UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 17, 2010

 Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Item 8.01	Other Events.

Today, February 17, 2010, Hampton Roads Bankshares, Inc. (the “Company”) issued a press release announcing that it has notified the United States Department of the Treasury (the “Treasury”) of its intent to defer the payment of its regular quarterly cash dividend on its Fixed Rate Cumulative Perpetual Preferred Stock, Series C, issued to the Treasury in connection with the Company’s participation in the Treasury’s TARP Capital Purchase Program.  Attached as Exhibit 99.1 is a copy of the Company’s press release, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Ex. 99.1	Press Release, dated February 17, 2010

Forward Looking Statements

Certain statements contained in the attached press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as the deferral of dividend payments and other measures being considered by the Company.  Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including the success of measures announced by the Company. For an explanation of additional risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, Forms 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, and other reports filed and furnished to the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements made in the attached press release and the release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: February 17, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description

Ex. 99.1                Press Release, dated February 17, 2010